TWO HARBORS INVESTMENT CORP. A Leading Residential Hybrid Mortgage REIT Investor Presentation March 13, 2020 1

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

First Quarter 2020 Executive Update GLOBAL HEALTH PANDEMIC AND OTHER FACTORS CREATE CHALLENGING MARKET ENVIRONMENT • In response to very rapid and dramatic developments in the market, we have been focused on: ― Reducing our at-risk leverage; ― Raising our excess liquidity significantly; and ― Continuing to manage our duration and convexity in response to rapid changes in interest rates. • The repo markets are continuing to function, albeit at wider levels compared to earlier in the quarter. • We believe our total return on book value is down approximately 6% quarter-to-date. • While our current focus is on liquidity and book value preservation, the expected return on our current portfolio has dramatically improved. 3

Two Harbors Investment Corp. Overview(1)

LEADING RESIDENTIAL HYBRID MORTGAGE REIT

$4.0 billion
market capitalization

$5.0 billion
total stockholders' equity

$41.0 billion
hybrid portfolio comprised of Rates and Credit strategies(2)

256%
total stockholder return since our inception(3)

10.4%
book value growth since our inception in 2009(4)

KEY DIFFERENTIATING FACTORS

- ✓ Strategy of pairing MSR with Agency RMBS
- ✓ Unique portfolio of legacy non-Agency securities
- ✓ Dynamic hedging of interest rate and spread exposures

1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended December 31, 2019.
2) Assets in "Rates" include Agency RMBS, MSR, net to-be-announced (TBA) position and other interest rate sensitive assets. Assets in "Credit" include non-Agency securities and other credit sensitive assets.
3) Two Harbors' total stockholder return calculated for the period October 29, 2009 through December 31, 2019. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg.
4) Book value growth since our inception is measured from December 31, 2009 through December 31, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay Realty Trust ("Silver Bay") and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point Mortgage Trust Inc. ("Granite Point") common stock. Source: Bloomberg.

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Key Reasons to Own Two Harbors Investment Corp.  Total Return Focused: Our primary goal is to drive attractive risk-adjusted returns for our stockholders. Book value preservation and growth is central to this objective.  Dividend Considerations: Core Earnings is not a proxy for the earnings power of the portfolio or for the dividend. We take into account four main considerations in setting our dividend: (1) prospective economic returns, (2) book value stability, (3) taxable income, and (4) sustainability.  Diversified Investment Opportunities: We believe that Agency RMBS paired with MSR is the best investment opportunity today. We also continue to find pockets of opportunity in legacy non-Agency securities.  Risk Metrics Low: Our overall exposures to rates and spreads are very low. While we are respectful of nominal leverage numbers, we pay more attention to risk. The presence of MSR in our portfolio allows us to generate market returns with significantly less mortgage spread risk than portfolios without MSR. 5

Book Value Growth Since Inception(1) • We have grown our book value by 10.4% since our inception in 2009, compared to peer average of (28.3%) BOOK VALUE GROWTH BOOK VALUE OUTPERFORMANCE 20.0% 140% 10.4% 10.0% 120% 0.0% 100% (10.0%) 80% (20.0%) 60% (30.0%) (28.3%) (40.0%) 40% (72.0%) 20% Two Harbors Peer Average 1) Book value growth and outperformance since our inception is measured from December 31, 2009 or the peer company’s inception, whichever is later, through December 31, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point common stock. Peer mortgage REITs include AGNC, ANH, ARR, CIM, CMO, 6 IVR, MFA and NLY. Peer book value figures are based on publicly reported data and have not been adjusted for the return of capital from dividends, if any, to peer stockholders during the same period. Source: Bloomberg.

2019 Total Return Outperformance

GENERATED STRONG BOOK VALUE APPRECIATION IN 2019

- Delivered 23.6% total annual return on book value(1)
  - Change in book value of 10.9%, from $13.11 as of December 31, 2018 to $14.54 as of December 31, 2019(2)
  - Annual dividend return of 12.7%(3)

TOTAL RETURN ON BOOK VALUE(1)



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
23.6%
12.7%
10.9%
11.2%
10.5%
0.7%
18.7%
12.1%
6.6%
6.8%
9.1%
-2.3%
10.3%
10.4%
-0.1%
14.2%
12.6%
1.6%
5.0%
-8.2%
-3.2%
18.8%
12.1%
6.7%
9.7%
11.2%
-1.5%
14.1%
11.2%
2.9%
TWO
Peer Average
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Change in Book Value(2)
Annual Dividend Return(3)
Total Return on Book Value(1)

1) Total return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by the book value as of the beginning of the period. Peer mortgage REITs (Peers A-H) include AGNC, ANH, ARR, CIM, CMO, IVR, MFA and NLY. Peer book value figures are based on publicly reported data and have not been adjusted for the return of capital from dividends, if any, to peer stockholders during the same period.
2) Change book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, divided by the book value as of the beginning of the period.
3) Annual dividend return is defined as total common stock dividends declared in the period, divided by the book value as of the beginning of the period.

7

Portfolio Composition and Quarterly Activity

PORTFOLIO COMPOSITION[1]

$41.0B PORTFOLIO AS OF DECEMBER 31, 2019

Includes $33.4B settled positions in portfolio



Non-Agency $3.6b
MSR $1.9b
Net Long TBA $7.7b(2)
Agency $27.9b
Rates(3) $37.4b
Credit(4) $3.6b

PORTFOLIO ACTIVITY

- Capital allocation was 78% Rates[3], 22% Credit[4] at December 31, 2019[5]
- Continued to rotate exposure out of higher coupons and into lower coupons; throughout 2019, acquired about $11 billion of 3.0 coupons in both pool and TBA form, up from a flat exposure at the beginning of the year
  - Maintained prospective returns with much lower mortgage spread risk, as the current coupon better aligns with MSR holdings
- MSR market showed signs of picking up in Q4; acquired $11.1 billion UPB through bulk purchases and $11.2 billion UPB through flow origination
- Opportunistically added about $200 million of discounted legacy subprime non-Agencies at an average price of $66; believe these have attractive upside potential

1) For additional detail on the portfolio, see Appendix slides 15-17.
2) Represents bond equivalent value of TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
3) Assets in "Rates" include Agency RMBS, MSR, net TBA position, and other interest rate sensitive assets.
4) Assets in "Credit" include non-Agency securities and other credit sensitive assets.
5) Capital allocation percentages reflect management's assessment regarding the extent to which each asset class contributes to total portfolio risk. Does not represent funding allocation or balance sheet financing of such assets. Please refer to Appendix slide 18 for more information on financing.

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Portfolio Coupon Positioning COMMENTARY HEDGED MORTGAGE PERFORMANCE(1) • Large position in 3% specified pools and TBAs 48 32 • MSR has the same risk characteristics as a short position in the current coupon, in this case 2.5% and 3.0% 16 coupons Ticks 0 -16 • The net position is short 2.5’s and long the rest of the coupon stack -32 YTD 2020 2019 EFFECTIVE COUPON POSITIONING(2) 15 15 15 10 10 10 5 5 5 0 0 0 Market Value ($B) Value Market -5 -5 -5 -10 -10 -10 Cash pools/TBA MSR Net 1) Hedged mortgage total return. Calculated as performance in ticks of the total return (including carry) of TBA mortgage coupons versus LIBOR hedges. Source: J.P. Morgan Data 9 Query, as of February 28, 2020. 2) The effective coupon positioning for MSR is an internally calculated exposure that represents the current coupon equivalents of our MSR assets. Data as of December 31, 2019.

Specified Pools and Prepayment Speeds COMMENTARY 3-MONTH TBA SPEEDS VS. TWO CPR(2) 60 • Majority of specified pool positions in lower loan balances (including LLB, MLB and HLB), New York loans, and higher 50 loan-to-value (LTV)(1) 40 30 • Specified pool prepayments are typically much lower than (%) CPR 20 TBA 10 ― Extra cost associated with this prepayment protection - • Over time, as bonds season, all prepayments speeds converge to long term averages TBA CPR Two Harbors' CPR SPECIFIED POOL CHARACTERISTICS(1) 3-MONTH CPR BY LOAN TYPE(1)(3) 40.0 35.0 33.5 FICO, Generic, Seasoned, New, 30.0 28.1 Other Geography 3% 16% 25.0 20.0 16.7 15.2 CPR (%) CPR LTV Loan Balance 15.0 23% 58% 10.9 10.0 5.0 0.0 LLB HLB NY LTV TBA 1) Specified pool categories include lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations (including New York) and lower FICO scores. Data as of December 31, 2019. 10 2) Implied TBA speeds (from J.P. Morgan Data Query) and Two Harbors’ CPR as of December 31, 2019. 3) 3-Month CPR by loan type speeds from J.P. Morgan Data Query, as of February 28, 2020. Speeds shown for FNCL 4.0.

Markets and Performance Overview - Credit MARKET OVERVIEW NON-AGENCY UNIVERSE(2) 5.0% 2,400 Always Performing • Home price appreciation remains solid and Non-Performing 2,100 expectations are for slowly increasing home prices Re-Performing 1,800 MoM Change (3m Avg) 2.5% • Supply of single family homes lowest it has been 1,500 month change month in 15 years 1,200 - Balance ($B) Balance 900 over 0.0% - • Continue to find pockets of opportunity in legacy 600 300 Month non-Agency securities - -2.5% Feb-04 Feb-06 Feb-08 Feb-10 Feb-12 Feb-14 Feb-16 Feb-18 HOME PRICE APPRECIATION BY YEAR(1) MONTH'S SUPPLY OF SINGLE-FAMILY HOMES(3) 7% 14 6% 12 5% 10 4% 8 3% 6 2% supply of Months 4 1% 2 0% 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Nov-03 Nov-07 Nov-11 Nov-15 Nov-19 -1% 2014 2015 2016 2017 2018 2019 Existing New 11 1) Source: CoreLogic, Nomura Securities International. 2) Non-Agency universe balance composition. Source: Amherst Pierpoint, Amherst InsightLabs. December 2019 Remittance. 3) Values shown are three month moving averages. Source: National Association of Realtors, U.S. Census Bureau, Nomura Securities International.

Risk Profile

LOW RISK EXPOSURES

- Exposure to mortgage spreads and interest rates remains small
- Potential impact of (2.7%) of book value in 25 basis point spread widening
- Potential impact of (2.4%) of book value in instantaneous parallel shift in interest rates upward of 50 basis points

COMMON BOOK VALUE EXPOSURE TO CHANGES IN SPREADS(1)



6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
% change in book value
4.4%
(2.5%)
1.9%
Down 25
0
(5.1%)
2.4%
(2.7%)
Up 25
Agency RMBS
MSR
Combined

COMMON BOOK VALUE EXPOSURE TO CHANGES IN RATES(2)



15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
% change in book value
9.8%
(6.8%)
(3.5%)
(0.5%)
Down 50
4.9%
(3.4%)
(1.5%)
0.0%
Down 25
0
(5.7%)
3.3%
1.7%
(0.7%)
Up 25
(12.9%)
6.3%
4.2%
(2.4%)
Up 50
RMBS
MSR
All Hedges(3)
BV exposure to change in rates

Note: Sensitivity data as of December 31, 2019. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors' financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date.

1) The information presented in this chart projects the potential impact on common book value of instantaneous changes in current coupon mortgage spreads. Spread sensitivity is based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.
2) Represents estimated change in common book value for theoretical parallel shift in interest rates.
3) All hedges includes derivative assets and liabilities and all borrowings. All Hedges excludes Agency derivatives, which are included in the RMBS category.

12

Outlook GENERATING STRONG ECONOMIC RETURNS WITH LOWER VOLATILITY RATES STRATEGY - Combination of Agency RMBS and MSR • Expect capital allocation to this strategy to continue to increase • Current expected returns in low to mid double digits for Agency RMBS paired with MSR • Believe the combination of these two assets results in an attractive return with lower spread risk CREDIT STRATEGY - Legacy non-Agency securities • Baseline returns for discounted legacy non-Agencies are in the high single digits but upside price appreciation can drive much higher total returns • Low rate environment beneficial to residential credit assets, driving better affordability, faster prepayments and lower severities • Expect more legacy assets to reach upside potential as time goes on 13

Appendix 14

Rates: Agency RMBS Metrics

AGENCY PORTFOLIO PREPAYMENT PROTECTION(1)


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
88.4%
90.1%
91.5%
97.1%
98.4%
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019

AGENCY RMBS CPR(2)


16.0%
12.0%
8.0%
4.0%
0.0%
6.8%
6.5%
10.1%
13.4%
14.3%
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019

AGENCY PORTFOLIO AT-A-GLANCE

	Market Value ($M)	% Prepay Protected(1)
30-year fixed	$27,509	99.6%
Other P&I(3)	133	0.3%
IOs and IIOs(4)	205	-%
Total Agency	**$27,847**	**98.4%**

TBA Position	Bond Equivalent Value ($M)(5)	Implied CPR(6)
3.0%	$6,734	13.2%
3.5%	--	26.8%
4.0%	($2,909)	50.2%
4.5%	--	49.8%
5.0%	$3,831	51.0%
Net TBA position	**$7,656**	

1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores.
2) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives).
3) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools.
4) Represents market value of $136.2 million of IOs and $68.9 million of Agency Derivatives.
5) Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
6) Implied TBA speeds from J.P. Morgan Data Query.

15

Rates: Mortgage Servicing Rights(1) 30-YEAR FIXED COUPON POSITIONING(2) MSR PORTFOLIO AT-A-GLANCE $800 $672 As of As of September December $600 30, 2019 31, 2019 $455 $400 $330 Fair value ($M) $1,652 $1,909 $207 $200 $61 Unpaid principal balance ($M) $165,333 $175,882 - < 3.75% 3.75% 4.25% 4.75% > 5.25% - 4.25% - 4.75% - 5.25% Gross weighted average coupon rate 4.1% 4.1% MSR CPR Weighted average original FICO(3) 752 754 25.0% 20.5% 20.8% Weighted average original LTV 75% 75% 20.0% 60+ day delinquencies 0.3% 0.3% 15.0% 13.7% 10.0% 7.3% 7.7% Net servicing spread (basis points) 26.5 27.0 5.0% Weighted average loan age (months) 35 37 0.0% 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 % Fannie Mae 70% 67% 1) Excludes residential mortgage loans for which the company is the named servicing administrator. 16 2) Represents fair value of 30-Year fixed MSR portfolio positioning. 3) FICO represents a mortgage industry accepted credit score of a borrower.

Credit: Non-Agency Securities Metrics

NON-AGENCY 60+ DAY DELINQUENCIES



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
19.2%
18.7%
18.1%
18.3%
17.9%
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019

NON-AGENCY CPR(1)



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.2%
4.9%
5.3%
5.9%
6.4%
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019

NON-AGENCY PORTFOLIO AT-A-GLANCE

	Total P&I Bonds
Portfolio characteristics:	
Carrying value ($M)	$3,553.9
Weighted average purchase price(2)	$63.86
Weighted average coupon	2.8%
Weighted average market price(3)	$64.63
Collateral attributes:	
Weighted average loan age (months)	161
Weighted average current loan size ($K)	$214
Weighted average current loan-to-value	60.2%
Current performance:	
60+ day delinquencies	17.9%
Average credit enhancement(4)	2.8%
3-Month CPR(1)	6.4%
3-Month constant default rate (CDR)	4.9%
3-Month severity	46.6%
Cumulative loss	34.3%

1) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.
2) Weighted average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the weighted average purchase price for total non-Agency securities, excluding our non-Agency interest-only portfolio, would have been $59.60.
3) Weighted average market price utilized current face for weighting purposes.
4) Average credit enhancement remaining on our non-Agency portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.

17

Financing

$ in millions

Outstanding Borrowings and Maturities[1]	Repurchase Agreements	FHLB Advances	Revolving Credit Facilities	Term Notes Payable	Convertible Notes	Total Outstanding Borrowings	Percent (%)
Within 30 days	$ 5,305.9	$ 160.0	$ —	$ —	$ —	$ 5,465.9	18.0%
30 to 59 days	6,300.4	—	—	—	—	6,300.4	20.8%
60 to 89 days	6,687.3	—	—	—	—	6,687.3	22.0%
90 to 119 days	4,740.2	—	—	—	—	4,740.2	15.6%
120 to 364 days	6,113.7	—	—	—	—	6,113.7	20.2%
One to three years	—	—	300.0	—	284.9	584.9	1.9%
Three to five years	—	—	—	394.5	—	394.5	1.3%
Five to ten years	—	—	—	—	—	—	—%
Ten years and over[2]	—	50.0	—	—	—	50.0	0.2%
	$ 29,147.5	$ 210.0	$ 300.0	$ 394.5	$ 284.9	$ 30,336.9	100.0%
Collateral Pledged for Borrowings[3]	**Repurchase Agreements[4]**	**FHLB Advances**	**Revolving Credit Facilities[4]**	**Term Notes Payable**	**Convertible Notes**	**Total Collateral Pledged**	**Percent (%)**
Available-for-sale securities, at fair value	$ 29,575.9	$ 226.5	$ —	$ —	n/a	$ 29,802.4	94.8%
Derivative assets, at fair value	68.9	—	—	—	n/a	68.9	0.2%
Mortgage servicing rights, at fair value	530.2	—	449.5	575.1	n/a	1,554.8	5.0%
	$ 30,175.0	$ 226.5	$ 449.5	$ 575.1	n/a	$ 31,426.1	100.0%

1) Weighted average of 3.9 months to maturity.
2) Includes FHLB advances of $50 million with original maturities of 20 years.
3) Excludes FHLB membership and activity stock totaling $12.5 million.
4) Repurchase agreements and/or revolving credit facilities secured by MSR may be over-collateralized due to operational considerations.

18

Interest Rate Swaps INTEREST RATE SWAPS Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity Years Payers 2020 3.6 1.806% 1.937% 0.8 2021 15.8 1.681% 1.910% 1.5 2022 2.6 1.911% 1.901% 2.7 2023 0.2 3.057% 1.910% 3.9 2024 and after 8.7 2.224% 1.935% 7.2 $ 30.9 1.878% 1.921% 3.1 Average Fixed Receive Average Maturity Maturities Notional Amounts ($B) Average Pay Rate Rate (Years) Receivers 2020 $ 0.3 1.953% 2.258% 0.1 2021 0.9 1.894% 2.516% 1.1 2022 — —% —% — 2023 — —% —% — 2024 and after 7.6 1.937% 2.232% 8.6 $ 8.8 1.933% 2.262% 7.6 19

Interest Rate Swaptions INTEREST RATE SWAPTIONS Option Underlying Swap Average Cost Fair Value Months to Notional Average Pay Average Average Term Swaption Expiration ($M) ($M) Expiration Amount ($M) Rate Receive Rate (Years) Purchase Contracts: Payer <6 Months $ 24.7 $ 16.1 3.2 $ 7,525 2.27% 3M LIBOR 10.0 Total Payer $ 24.7 $ 16.1 3.2 $ 7,525 2.27% 3M LIBOR 10.0 Receiver <6 Months $ 4.1 $ 0.3 1.1 $ 500 3M LIBOR 1.55% 10.0 Total Receiver $ 4.1 $ 0.3 1.1 $ 500 3M LIBOR 1.55% 10.0 Sale Contracts: Receiver <6 Months $ (20.8) $ (8.6) 3.2 $ (6,768) 3M LIBOR 1.28% 10.0 Total Receiver $ (20.8) $ (8.6) 3.2 $ (6,768) 3M LIBOR 1.28% 10.0 20